January 2025 J.P. Morgan Healthcare Conference ® Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics,” the “company,” “we,” “us,” or “our”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the plans and timelines for the clinical development of atumelnant, including the therapeutic potential and clinical benefits or safety profile in patients with CAH or Cushing’s Disease and the expected plans and timing for ongoing clinical studies and related initiatives; the therapeutic potential and clinical benefits or safety profile of paltusotine for patients with acromegaly and carcinoid syndrome; the plans and timelines for a commercial launch of paltusotine for acromegaly, if approved, and potential launches of other product candidates; the plans and timing of investigative new drug (IND)-enabling programs and applications; the potential selection of additional product candidates for development; the potential benefits of CRN09682, and the timing of plans for its development and IND submission; the potential of our ongoing discovery efforts to target future indications for obesity, and other GPCR-driven oncology; the plans for global reach and infrastructure buildout. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “contemplate,” “predict,” “continue,” “forecast,” “aspire,” ”lead to,” “designed to,” “goal,” “potential,” “target” or the negative of or other similar terms. These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline and initial data that we report may change following completion or a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that preliminary results of preclinical studies or clinical studies do not necessarily predict final results; the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the FDA or other regulatory agencies may suggest changes to our planned clinical studies; international conflicts may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; clinical studies and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and our drug candidates may not advance in development or be approved for marketing; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains information gathered from market research, estimates and other statistical data made by independent parties and by us relating to addressable patients, addressable market size and other data about our industry or the potential market opportunity for our drug candidates. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to the opinions gathered in market research or to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Building a Premier, Endocrine-Focused Global Biopharmaceutical Company to Improve the Lives of Patients Discovering, Developing, and Commercializing the Next Generation of Therapeutics for Patients with Endocrine Diseases

2024: Solid Track Record of Success CONFIDENTIAL Other Pipeline Achievements Atumelnant Validation Positive Topline Results in Phase 2 Studies in Congenital Adrenal Hyperplasia and Initial Results in Cushing’s Disease Strengthened Balance Sheet to ~$1.4B Pro Forma Cash and Investments1 Paltusotine Milestones Completed Phase 3 Program in Acromegaly and FDA Accepted NDA Positive Phase 2 Results from Paltusotine in Carcinoid Syndrome and Initiation of Phase 3 Trial Built Commercial-ready Organization for Launch Discovery of Innovative Nonpeptide Drug Conjugate (NDC) Platform Advanced Four Internally-Discovered Candidates into IND-enabling Studies 1 As of September 30, 2024. Pro forma cash and investments consists of $863 million of cash and investments as of September 30, 2024, plus $543 million of net proceeds from the public offering of $575 million of common stock in October 2024. Paltusotine and atumelnant are investigational drugs. NDA: New Drug Application

Transforming Endocrine Disease Treatment from Discovery to Commercialization… Proven Development Commercial Execution Demonstrated execution with 5 positive global Phase 2 or 3 readouts in ~2 years and first NDA submitted Steady stream of upcoming clinical catalysts Building global commercial capabilities supporting our endocrinology pipeline Ensuring patients have access to the next generation of treatments In-House Discovery Proven drug-hunters in the difficult GPCR space Experienced team with a robust pipeline (9+ programs) of wholly owned assets with IP into the 2040s Additional value from continued innovation Partnering with patients every step of the way.

Acromegaly Patients Face Significant Unmet Need, Presenting a Compelling Market Opportunity

77% Reported injection site reactions after SRL treatment[1]

79% Had acromegaly symptoms worsen at end of SRL injection cycle[2]

64% Felt upset for being dependent on others for treatment[1]

"It's urgent because symptoms affect my quality of life, affect my relationships, affect my abilities to fulfill my responsibilities professionally, personally...I need to be functional."

– Patient Testimonial



ELLEN
Living with Acromegaly

Source: Crinetics interviews & market research
[1] Fleseriu M, Molitch M, Dreval A, et al. Disease and treatment-related burden in patients with acromegaly who are biochemically controlled on injectable somatostatin receptor ligands. Front Endocrinol (Lausanne). 2021;12:627711.
[2] Liu S, Adelman DT, Xu Y, et al. Patient-centered assessment on disease burden, quality of life, and treatment satisfaction associated with acromegaly. J Investig Med. 2018;66(3):653-660.
SRL: Somatostatin Receptor Ligands

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Crinetics Pharmaceuticals

In Phase 3 Studies, Investigational Paltusotine Achieved Rapid, Reliable and Consistent Biochemical Control in Acromegaly IGF-1 values measured prior to rescue or discontinuation are carried forward *Paltusotine is an investigational drug. Commercial launch is dependent on regulatory approval.  In clinical studies, paltusotine was well-tolerated with no severe or serious adverse events or new safety signals. Patients switching from standard-of-care p<0.0001 Non-pharmacologically-treated patients Paltusotine Treatment Rapidly Decreased IGF-1 Levels in Almost 95% of Participants PRIMARY ENDPOINT Maintained IGF-1 ≤ 1.0xULN PRIMARY ENDPOINT Achieved IGF-1 ≤ 1.0xULN p<0.0001

In Phase 3 Studies, Investigational Paltusotine Improved Acromegaly **Symptom Control**

Total ASD Score Reduced in PATHFNDR-1 and -2

ASD Score Change from Baseline (± SE)

PATHFNDR 1 — Paltusotine Acromegaly Therapy Featuring a Non-invasive Daily Regimen

Average Baseline ASD Score in PF1 was 11-13



p=0.02
+4.6
Δ 5.2
-0.6
Paltusotine (n=30)
Placebo (n=28)

pathfndr 2 — Paltusotine Acromegaly Therapy Featuring a Non-invasive Daily Regimen

Average Baseline ASD Score in PF2 was 15-17



p=0.004
+2.75
Δ 5.42
-2.67
Paltusotine (n=52)
Placebo (n=56)

Reduced Frequency of Breakthrough Symptoms[1]



Symptom Exacerbation Rate (%)
40
35
30
25
20
15
10
5
0
Online Symptom Survey (n=31 on iSRLs)
Paltusotine Screening
0-3 Months Treatment
3-6 Months Treatment
6-9 Months Treatment
(Exploratory Analysis n=22)

PATHFNDR 1 — Paltusotine Acromegaly Therapy Featuring a Non-invasive Daily Regimen

Exploratory Post-Hoc Analyses with Acromegaly Symptom Diary (ASD)

Data on File

iSRL = injectable somatostatin receptor ligands; ASD: Acromegaly Symptom Diary; EoR: End of Randomized control phase. ASD scores measured prior to rescue or discontinuation are used. **ASD Symptoms:** Headache pain, joint pain, sweating, fatigue, leg weakness, swelling, leg weakness, numbness/tingling. Each rated 1 (best) to 10 (worst). Total Score possible of 70. Exploratory analysis also included two additional symptoms on sleep and memory.

[1] Symptom exacerbation rate defined as % of days in which the 2-day average is 2 or more points higher than the previous 2-day average for any individual symptom

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Crinetics Pharmaceuticals

Paltusotine Mission:
Deliver next generation care to people with acromegaly

~27,000
US Patients

- **On Standard of Care** → **Reduce burden and improve control**
- **Undertreated** → **Drive treatment to target**
- **Untreated** → **Educate and motivate**

500-1,500
US patients

- **Naive** → **Initiate on innovative treatment**

Up to **15,000**
US patients
5+ years to diagnose

- **Undiagnosed** → **Find and treat**



PAL

Paltusotine
PDUFA Date of
September 25, 2025

ACTIVATE | ADOPT | ACCESS | ADHERE

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Paltusotine is an investigational drug. Commercial launch of paltusotine is dependent on regulatory approval.

Crinetics
Pharmaceuticals

CAH Affects ~17,000 Addressable Adult and Pediatric Patients in the US Treatment Goals in Adults with CAH Reduction of A4 and other androgens to address hyperandrogenism, which can manifest as excessive facial hair, acne and polycythemia Restore normal menstrual cycles and fertility in women Shrink testicular adrenal rest tumors, alleviate pain and restore fertility in men Eliminate excessive exposure to glucocorticoids to minimize related adverse effects including weight gain, cardiovascular issues, diabetes, and osteoporosis “I have to keep my meds with me all the time and set alarms to take them...weight gain, fatigue, and mental health are all challenges.” – Abram CAH Has a Range of Clinical Implications Abram Living with CAH

Atumelnant Demonstrated Rapid, Substantial and Sustained A4 Reductions, the Key Biomarker for CAH Disease Control Participants At Baseline: 40 mg N=11; 80 mg N=11; 120 mg N=6. Participants At Week 12: 40 mg N=10; 80 mg N=11; 120 mg N=6. CFB: change from baseline, LSM: Least-square-mean Across each cohort, baseline A4 levels were significantly elevated (>1,000 ng/dL) All dose cohorts saw substantial decreases vs. baseline, with the magnitude of response increasing with dose The 120 mg cohort experienced the largest A4 reduction, with a mean decline of 80% at Week 12 Mean Morning Serum A4 (SE) (ng/dL) BL W12 (EOT) BL W12 (EOT) BL W12 (EOT) F ULN M ULN -60% -70% -80% Primary Endpoint: CFB in pre-GC morning serum A4 at week 12 A4 CFB (ng/dL) at week 12, LSM -619 -774 -954 p-value p=0.0003 p<0.0001 p<0.0001 40 mg 80 mg 120 mg

Significant Clinical Improvements Achieved with Atumelnant Treatment CAH Manifestations Achieved following 12 weeks of treatment with atumelnant Overproduction of androgens, and androgen precursors Normalization of A4 in many participants and substantial reduction in 17-OHP levels (across dose groups) Females: Elevated testosterone levels Absent/irregular menses Testosterone substantially reduced/normalized in the majority of participants; 6/10 participants resumed menses Males: Elevated A4/testosterone ratio Clinically relevant reductions in many participants Androgen mediated polycythemia (linked to increased cardiovascular risks) Resolution in 5/6 participants with polycythemia Hirsutism and acne Improvements reported, longer treatment likely needed for full effects Adrenal gland hyperplasia Consistent reductions in adrenal volume ✓ ✓ ✓ ✓ ✓ ✓ Atumelnant was generally well tolerated with no severe or serious adverse events

A single pill taken once a day, that eliminates excess ACTH driven adrenal activation and its clinical sequalae for people struggling with Congenital Adrenal Hyperplasia Normal A4 + GC High A4 + Normal GC High A4 + High GC Normal A4 + High GC Atumelnant Vision: Healthier Hormone Levels for People Living with CAH Androstenedione Level (A4) (ng/dL)

Four INDs Expected in 2025 Driving Next Wave of Innovation to Address Unmet Needs in Large Patient Populations

Indication	Neuroendocrine Tumors (NETs)	Hyperparathyroidism	Graves / TED	ADPKD[1]
Target	SST2+ NDC (CRN09682)	PTH antagonist	TSH antagonist	SST3 agonist
Approximate US Patient Population	**140K patients** with SST2+ NETs	**200K incident cases** of symptomatic primary hyperparathyroidism	**3M+** patients with Graves, many develop TED	**300K+** patients with ADPKD
Potential Indications to Explore	SST2+ Tumors (HR+ Breast, Head & Neck, Thyroid, Metastatic Melanoma, etc.)	Hypercalcemia of Malignancy; Tertiary Hyperparathyroidism	Thyroid Cancer, Goiters, Pretibial Myxedema	Other Ciliopathies

Phase 1 Data Provide Multiple Opportunities for Value Creation

Note: Disease prevalence for US only
[1] Autosomal dominant polycystic kidney disease

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Crinetics Pharmaceuticals

CRN09682 is Designed to Selectively Target and Deliver Cytotoxic Payload to SST2-Expressing Tumor Cells



MMAE
- Non-cytotoxic when linked
- Highly potent when free
- ***Interchangeable payload for future development***

Linker
- Stable in plasma
- Cleaved intracellularly

Ligand
- Selective nonpeptide SST2 agonist
- High affinity and selectivity
- Optimized internalization
- Low molecular weight
- Traditional chemical synthesis
- ***Designed for straightforward substitution with other GPCR-targeting small molecules***

CRN09682
nonpeptide drug conjugate targeting SST2 receptors

Differentiation vs. Current Modalities

Anticancer Agents
(Chemotherapies, PROTAC)

X Not tumor specific
X Unfavorable PK/ADME
X Narrow TI

Antibody-Drug Conjugate

X Long half-life
X Poor tumor penetration
X Unspecific uptake

Radioligand Therapies

X Limited number of cycles
X Radionuclide supply
X Treatment logistics
X Radiation safety

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MMAE: monomethyl auristatin E; tubulin inactivator; PROTAC: Proteolysis-targeting chimeras

Crinetics Pharmaceuticals

IND Submission for CRN09682 Expected Early 2025 Based on Promising Preclinical Data CRN09682 Efficacy study in NCI-H524 tumor model CRN09682 Selectively Delivers MMAE to Tumors With Minimal Systemic Exposure to Free MMAE in Mice CRN09682 Induces Rapid Regression of SST2+ Small Cell Lung Tumors in Nude Mice with High Tumor Burden Concentrations of free MMAE in small cell lung tumor-bearing nude mice

Continued Value Creation with Deep Pipeline of Transformative Drug Candidates

Program	Indication	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3	Registrational	Milestones / Partner
Paltusotine (SST2 agonist)	Acromegaly							PDUFA Date (September 2025)
	Carcinoid syndrome							Ongoing Phase 3
Atumelnant (ACTH antagonist)	Congenital adrenal hyperplasia							Phase 3 Initiation in Adult, Phase 2b/3 Initiation in Pediatric (2025)
	Cushing's disease							Later-stage trial Initiation (2025)
Nonpeptide drug conjugate (CRN09682)	**NETs** and SST2-expressing solid tumors							IND (Early 2025)
PTH antagonist	Hyperparathyroidism							IND (2025)
TSH antagonist	Graves' disease & TED							IND (2025)
SST3 agonist	ADPKD							IND (2025)
Oral GLP-1 nonpeptide	Obesity							Candidate Selection (2025)
Oral GIP nonpeptide	Obesity							Candidate Selection (2025)
Nonpeptide radiotheranostics	Multiple oncology indications							Partner: Radionetics Oncology
SST2 agonist	Extending lifespan of large and giant breed dogs							Partner: loyal

4 New IND-enabling Programs

SST: somatostatin receptor type; ACTH: adrenocorticotropic hormone; PTH: parathyroid hormone; ADPKD: Autosomal dominant polycystic kidney disease.; TSH: thyroid-stimulating hormone; TED: thyroid eye disease; GLP-1: glucagon-like peptide-1 receptor agonists; GIP: gastric inhibitory polypeptide; IND: Investigational New Drug Application; PDUFA: Prescription Drug User Fee Act

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Crinetics Pharmaceuticals

Building a Premier Endocrine-Focused Global Biopharmaceutical Company NDA: New drug application; CAH: Congenital adrenal hyperplasia; ADPKD: Autosomal Dominant Polycystic Kidney Disease; TED: Thyroid Eye Disease; NDC: Nonpeptide Drug Conjugate *Pending regulatory approval.  **Pending clinical development of new drug candidates Launch Paltusotine* PDUFA date September 25, 2025 EU regulatory filing 1H2025 Plan to File Four INDs Announce Obesity Development Candidates Start Four Pivotal Trials Carcinoid, Adult CAH, Pediatric CAH and Cushing’s Bolster Pipeline in Long-Term Early clinical readouts on 4 2025 INDs IND filings for obesity candidates and other NCEs from Discovery** Grow Commercial Engine Launch of paltusotine in 2nd indication* Launch of atumelnant in 2 indications* Commercialization in global markets* Execute Near-Term Clinical Catalysts Phase 3 data in 2 trials: Carcinoid and Adult CAH Phase 2/3 data in 2 trials: Cushing’s and Pediatric CAH Plans for 2025: ADVANCE Pipeline for 2026+: EXPAND

Pituitary Acromegaly Pituitary Acromegaly Endocrinology-Adjacent Graves’ Disease Thyroid Ophthalmopathy Obesity Cushing’s Disease Congenital Adrenal Hyperplasia Carcinoid Syndrome Polycystic Kidney Disease Neuroendocrine & Other SST2+ Tumors Exploring New Frontiers With Our Science to Expand Patient Reach Endocrinology > 100K Hyperparathyroidism Approximate US Patients Other GPCR-driven Oncology > 1M > 10K Preclinical IND Enabling Clinical-Stage

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